                              JANUS ADVISER SERIES
                       Janus Adviser Strategic Value Fund
                      Janus Adviser Aggressive Growth Fund
                        Janus Adviser International Fund

              Supplement dated February 14, 2003 to the currently
                 effective Prospectuses dated December 31, 2002

On January 31, 2003, the Trustees of Janus Adviser Series approved the reorganization of Janus Adviser Strategic Value Fund into Janus Adviser Mid Cap Value Fund, subject to approval by the shareholders of Janus Adviser Strategic Value Fund. Shareholders will be receiving materials seeking approval of the proposed reorganization in March and, if approved, the reorganization is expected to be effective on or about June 2, 2003.

Effective on June 2, 2003, the following changes will be implemented for Janus Adviser Aggressive Growth Fund and Janus Adviser International Fund:

     1. Janus Adviser Aggressive Growth Fund will change its name to "Janus Adviser Mid Cap Growth Fund."

     2. Under normal circumstances, Janus Adviser Mid Cap Growth Fund will invest at least 80% of its net assets in equity securities of mid-sized companies whose market capitalization falls, at the time of purchase, in the 12-month average of the capitalization range of the Russell Midcap Growth Index.

     3. Janus Adviser International Fund will change its name to "Janus Adviser International Growth Fund." The Fund's principal investment policies will remain the same.

Potential investors in the Funds should consider this information in making a long-term investment decision.

108-31-027 2/03